                                                                EXHIBIT h(29)(i)

                                 AMENDMENT NO. 8

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                 SERIES I SHARES

               FUNDS AVAILABLE                         SEPARATE ACCOUNTS                        POLICIES FUNDED
              UNDER THE POLICIES                      UTILIZING THE FUNDS                   BY THE SEPARATE ACCOUNTS
----------------------------------------------   -------------------------------     --------------------------------------------
o AIM V.I. Balanced Fund                           Retirement Builder Variable       Transamerica Life Insurance Company Policy
o AIM V.I. Capital Appreciation Fund               Annuity Account                   Form No. AV288 101 95 796 under marketing
o AIM V.I. Dent Demographic Trends Fund                                              names: "Retirement Income Builder II
o AIM V.I. Government Securities Fund              Legacy Builder Variable Life      Variable Annuity" and "Portfolio Select
o AIM V.I. Growth Fund                             Separate Account                  Variable Annuity"
o AIM V.I. Core Equity Fund (formerly  AIM V.I.
  Growth and Income Fund)                          PFL Variable Life Account A       Transamerica Life Insurance Company Policy
o AIM V.I. International Growth Fund (formerly                                       Form No. WL851 136 58 699 under the
  AIM V.I. International Equity Fund)              Separate Account VA A             marketing name "Legacy Builder Plus"
o AIM V.I. Premier Equity Fund (formerly AIM       PFL Corporate Account One
  V.I. Value Fund)                                 (1940 Act Exclusion)              Transamerica Life Insurance Company Policy
                                                                                     Form No. APULO600 699 under the marketing
                                                                                     name "Variable Protector"

                                                                                     Transamerica Life Insurance Company Policy
                                                                                     Form No. AV337 101 100397 under the
                                                                                     marketing name "The Atlas Portfolio Builder
                                                                                     Variable Annuity"

                                                                                     Advantage V, Variable Universal Life
                                                                                     Policy (1933 Act Exempt)

                                SERIES II SHARES

                FUNDS AVAILABLE                    SEPARATE ACCOUNTS                        POLICIES FUNDED
              UNDER THE POLICIES                  UTILIZING THE FUNDS                   BY THE SEPARATE ACCOUNTS
----------------------------------------------   ---------------------         --------------------------------------------------
o AIM V.I. Balanced Fund                         Separate Account VA B         Transamerica Life Insurance Company Policy Form
o AIM V.I. Basic Value Fund                                                    No. AV720 101 148 102 under the marketing name
o AIM V.I. Blue Chip Fund                        Separate Account VA C         "Transamerica Landmark Variable Annuity"
o AIM V.I. Capital Appreciation Fund
o AIM V.I. Dent Demographic Trends Fund          Separate Account VA D         Transamerica Life Insurance Company Policy Form
o AIM V.I. Government Securities Fund                                          No. AV400 101 107 198 under the marketing name
o AIM V.I. Growth Fund                           Separate Account VA F         "Transamerica Freedom Variable Annuity"
o AIM V.I. Core Equity Fund (formerly AIM V.I.
  Growth and Income Fund)                        Separate Account VA I         Transamerica Life Insurance Company Policy Form
o AIM V.I. Mid Cap Core Equity Fund                                            No. AV710 101 147 102 under the marketing name
o  AIM V.I. Premier Equity Fund (formerly AIM    Separate Account VA J         "Transamerica EXTRA Variable Annuity"
  V.I. Value Fund)
                                                 Separate Account VA K         Transamerica Life Insurance Company Policy Form
                                                                               No. AV474 101 122 1099 under the marketing name
                                                 Separate Account VA L         "Transamerica Access Variable Annuity"

                                                                               Transamerica Life Insurance Company
                                                                               Policy Form No. AV288 101 95 796
                                                                               under the marketing name "Premier
                                                                               Asset Builder Variable Annuity"

                                                                               Transamerica Life Insurance Company
                                                                               Policy Form No. AV288 101 95 796
                                                                               under the marketing name "Principal-
                                                                               Plus Variable Annuity"

                                                                               Transamerica Life Insurance Company
                                                                               Policy Form No. AVI 200 1 0100 under
                                                                               the marketing name "Immediate Income
                                                                               Builder II"

                                                                               Transamerica Life Insurance Company
                                                                               Policy Form No. AV721 101 149 1001
                                                                               under the marketing name "Retirement
                                                                               Income Builder III Variable Annuity"

                                                                               Transamerica Life Insurance Company Policy Form
                                                                               No. AV721 101 149 1001 under the marketing name
                                                                               "Transamerica Preferred Advantage Variable Annuity"


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective date: July 15, 2002
                                           AIM VARIABLE INSURANCE FUNDS

Attest: /s/ NANCY L. MARTIN                By: /s/ CAROL F. RELIHAN
       -----------------------------             -------------------------------
Name:    Nancy L. Martin                   Name:  Carol F. Relihan
Title:   Assistant Secretary               Title: Senior Vice President


                                           A I M DISTRIBUTORS, INC.

Attest: /s/ NANCY L. MARTIN                By: /s/   MICHAEL J. CEMO
       ------------------------------            -------------------------------
Name:   Nancy L. Martin                    Name:  Michael J. Cemo
Title:  Assistant Secretary                Title: President


                                           TRANSAMERICA LIFE INSURANCE COMPANY

Attest: /s/ FRANK A. CAMP                  By: /s/ LARRY N. NORMAN
       ------------------------------             ------------------------------
Name:   Frank A. Camp                      Name:  Larry N. Norman
Title:  Vice President & Division          Title: President
        General Counsel

                                           AFSG SECURITIES CORPORATION


Attest: /s/ FRANK A. CAMP                  By: /s/ LARRY N. NORMAN
       ------------------------------            -------------------------------
Name:    Frank A. Camp                     Name:  Larry N. Norman
Title:   Secretary                         Title: President